UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Filed by a party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VIZIO HOLDING CORP.
(Name of Registrant as Specified In Its Charter)
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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V49704-P12747 VIZIO HOLDING CORP. 39 TESLA IRVINE, CALIFORNIA 92618 VIZIO HOLDING CORP. 2024 Annual Meeting Vote by June 11, 2024 8:59 PM PT You invested in VIZIO HOLDING CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024. Vote Virtually at the Meeting* June 12, 2024 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/VZIO2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V49705-P12747 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors: For Nominees: 01) William Wang 02) John R. Burbank 03) Julia S. Gouw 04) David Russell 05) Vicky L. Free 06) R. Michael Mohan 2. To approve, on an advisory basis, the compensation of our named executive officers. For 3. To ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. For NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.